UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

John Scanlon, Executive Vice President and Chief Financial Officer, will present at the Stephens Inc. Spring Investment Conference at the New York Palace Hotel in New York City on  Wednesday, May 25, 2011 at 11:30 a.m. EDT.  The presentation will highlight the Company’s operating strategy and recent financial results, as well as provide an update on guidance for year end 2011.

The presentation, together with the accompanying slide presentation, will be live through this link: http://www.wsw.com/webcast/stph16/intx.  A replay will be available for 90 days following the conference and the slides will be found in the “Presentations and Investors” link under the “Investor & Media” page on the Company’s website www.intersections.com.

A copy of the presentation is also furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Investor Presentation—May 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 25, 2011

INTERSECTIONS INC.

By:	/s/ John Scanlon
Name: John Scanlon
Title: Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation—May 25, 2011